EXHIBIT 10.12 (1)

EXHIBIT 10.12 (2)

PROMISSORY NOTE

For value received, the undersigned, Margrit Enterprises International, Inc., 13152 Raymer, North Hollywood, CA 91605, as Maker, promises to pay to the order of Steve Minafra, 644 South Orchard Drive, Burbank, CA 91506, or any subsequent holder of this Note, the sum of Thirty Thousand Dollars ($30,000) upon demand. This promissory note shall bear interest at a rate of three and one-half percent (3.5%) for each thirty (30) day period the loan remains outstanding.

MARGRIT ENTERPRISES INTERNATIONAL, INC.:

s/s Margrit Eyraud	Date7/26/05
Margrit Eyraud

s/s Allen Weiser	Date 7/26/05
Allen Weiser

PROMISSORY NOTE

For value received, the undersigned, Margrit Enterprises International, Inc., 13152 Raymer, North Hollywood, CA 91605, as Maker, promises to pay to the order of Steve Minafra, 644 South Orchard Drive, Burbank, CA 91506, or any subsequent holder of this Note, the sum of Thirty Four Thousand Dollars ($34,000) upon demand. This promissory note shall bear interest at a rate of three and one-half percent (3.5%) for each thirty (30) day period the loan remains outstanding.

MARGRIT ENTERPRISES INTERNATIONAL, INC.:

s/s Margrit Eyraud	Date 8/01/05
Margrit Eyraud

s/s Steve Minafra	Date 8/01/05
Steve Minafra

PROMISSORY NOTE

For value received, the undersigned, Margrit Enterprises International, Inc., 13152 Raymer, North Hollywood, CA 91605, as Maker, promises to pay to the order of Steve Minafra, 644 South Orchard Drive, Burbank, CA 91506, or any subsequent holder of this Note, the sum of Twenty Five Thousand Dollars ($25,000) upon demand. This promissory note shall bear interest at a rate of three and one-half percent (3.5%) for each thirty (30) day period the loan remains outstanding.

MARGRIT ENTERPRISES INTERNATIONAL, INC.:

s/s Margrit Eyraud	Date 8/26/05
Margrit Eyraud

s/s Steve Minafra	Date 8/26/05
Steve Minafra